                                                                    Exhibit 32.2


CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U. S. C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Brian B. Nickel, Chief Financial Officer of American Campus Communities, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(i) The Annual Report on Form 10-K of the Company for the annual period ended December 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  March 10, 2006      /s/ Brian B. Nickel
                            ----------------------------
                            Brian B. Nickel
                            Executive Vice President,
                            Chief Financial Officer and
                            Secretary